(LEUTHOLD SELECT INDUSTRIES FUND LOGO)

                                 Annual Report
                              September 30,  2000

DEAR FELLOW SHAREHOLDERS:

  The Leuthold Select Industries Fund was officially launched on June 19, 2000, however, THE INVESTMENT APPROACH AND DISCIPLINES EMPLOYED HERE FOR GROUP AND EQUITY SELECTION HAVE BEEN ACTIVELY EMPLOYED ON A REAL TIME BASIS SINCE 1996. The new, all-equity focused fund offers a much more aggressive approach to investing than does our flagship fund, the Leuthold Core Investment Fund.

VIEW THIS FUND AS AN AGGRESSIVE FUND

  THIS FUND, ON A STAND ALONE BASIS, IS NOT APPROPRIATE FOR THE TYPICAL INVESTOR. It remains essentially 100% invested in common stocks at all times, with the portfolio concentrated in industry groups and themes that may significantly outperform the market. The past record of the disciplined approach employed by this fund has been impressive, BUT THE TECHNIQUES HAVE ONLY BEEN EMPLOYED SINCE 1996, GENERALLY A STRONG MARKET PERIOD. Frankly, we have no idea how good or bad performance may be in a less favorable environment.

     O THIS FUND IS DESIGNED TO BE USED IN COMBINATION WITH OTHER FUNDS IN A TOTAL INVESTMENT PROGRAM.

     O INVESTORS SHOULD ASSUME VOLATILITY AND MARKET RISK MAY WELL BE GREATER WITH THE LEUTHOLD SELECT INDUSTRIES FUND THAN WITH A TYPICAL BROADLY DIVERSIFIED COMMON STOCK FUND.

PERFORMANCE SO FAR. . .

  In the third quarter of 2000, the first full quarter of its existence, THE FUND PRODUCED A 17.6% GAIN (with no IPO's in the portfolio). This compares favorably to a 1% loss for the S&P 500, and about a 1% gain for the Russell 2000 Index (small cap stock index). While there is a longer term, real time record of performance based on this strategy (1996 to date), the SEC, at this point, does not permit its inclusion here.

PORTFOLIO CONCENTRATION

  Currently, 27% of the portfolio is invested in Health Care groups, 20% in Energy groups, and 14% in Education stocks. In addition, 31% is now committed to value-driven stocks, including Aerospace/Defense, and value screening disciplines ("Small Cap Value" and "Undervalued & Unloved" screens). THERE ARE NO TECHNOLOGY OR COMMUNICATIONS STOCKS IN THE PORTFOLIO AT THIS TIME.

THIRD QUARTER PORTFOLIO CHANGES

  During the quarter, new commitments were made in Life Insurance and Small Cap Value stocks. Existing commitments in Aerospace/Defense and "Undervalued & Unloved" were increased. Pharmaceuticals were reduced from 19% to 13%, and the "Holding Tank" was eliminated.

Sincerely,

/s/Steve Leuthold                      /s/James Floyd

Steve Leuthold                         James Floyd
Co-Portfolio Manager                   Co-Portfolio Manager

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED SEPTEMBER 30, 2000

                           LEUTHOLD SELECT     RUSSELL 2000     S&P 500
                           INDUSTRIES FUND         INDEX         INDEX
                           ---------------     ------------     -------
       3 month                  17.60%            1.14%         -0.97%
       Since Inception          19.60%            0.12%         -3.04%

          A $10,000 INVESTMENT IN THE LEUTHOLD SELECT INDUSTRIES FUND

                           LEUTHOLD SELECT          S&P 500       RUSSELL 2000
           DATE        INDUSTRIES FUND $11,960    INDEX $9,696    INDEX $10,012
           ----        -----------------------    ------------    -------------
    INCEPTION 6/19/00          $10,000              $10,000          $10,000
              6/23/00          $10,030               $9,701          $9,764
              6/30/00          $10,170               $9,791          $9,899
               7/7/00          $10,190               $9,958          $10,112
              7/14/00          $10,240              $10,168          $10,390
              7/21/00          $10,040               $9,968          $10,009
              7/28/00           $9,970               $9,564          $9,390
               8/4/00          $10,540               $9,857          $9,649
              8/11/00          $10,730               $9,921          $9,781
              8/18/00          $10,720              $10,057          $9,884
              8/25/00          $10,900              $10,157          $10,070
               9/1/00          $11,290              $10,257          $10,395
               9/8/00          $11,300              $10,081          $10,277
              9/15/00          $11,500               $9,890          $10,188
              9/22/00          $11,690               $9,776          $9,958
  QUARTER END 9/30/00          $11,960               $9,696          $10,012

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                     See notes to the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30,  2000

ASSETS:
   Investments, at value
     (cost $2,195,760)                                             $2,440,897
   Interest receivable                                                    637
   Dividends receivable                                                   348
   Expense reimbursement by Adviser                                     9,446
   Other assets                                                        11,612
                                                                   ----------
   Total Assets                                                     2,462,940
                                                                   ----------

LIABILITIES:
   Payable for investments purchased                                  115,299
   Payable to custodian                                                 6,874
   Accrued expenses and other liabilities                              26,634
                                                                   ----------
   Total Liabilities                                                  148,807
                                                                   ----------
NET ASSETS                                                         $2,314,133
                                                                   ----------
                                                                   ----------

NET ASSETS CONSIST OF:
   Capital stock                                                   $2,076,801
   Accumulated undistributed net
     realized loss on investments                                      (7,805)
   Net unrealized appreciation
     on investments                                                   245,137
                                                                   ----------
   Total Net Assets                                                $2,314,133
                                                                   ----------
                                                                   ----------
   Shares outstanding (250,000,000
     shares of $.0001 par value authorized)                           193,521
   Net Asset Value, Redemption Price
     and Offering Price Per Share                                      $11.96
                                                                       ------
                                                                       ------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD JUNE 19, 2000(1)<F1> TO
  SEPTEMBER 30,  2000

INVESTMENT INCOME:
   Dividend income (net of foreign
     taxes withheld of $2)                                           $  2,159
   Interest income                                                      1,971
                                                                     --------
   Total investment income                                              4,130
                                                                     --------

EXPENSES:
   Shareholder servicing and
     accounting costs                                                  17,472
   Administration fee                                                   7,781
   Professional fees                                                    7,072
   Federal and state registration                                       5,720
   Investment advisory fee                                              2,928
   Custody fees                                                         2,600
   Reports to shareholders                                              1,664
   Directors' fees and expenses                                         1,040
   Other                                                                  520
                                                                     --------
   Total expenses before reimbursement                                 46,797
   Less: Reimbursement from Adviser                                   (41,088)
                                                                     --------
   Net expenses                                                         5,709
                                                                     --------
NET INVESTMENT LOSS                                                    (1,579)
                                                                     --------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                    (6,226)
   Change in unrealized
     appreciation on investments                                      245,137
                                                                     --------
   Net realized and unrealized
     gain on investments                                              238,911
                                                                     --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                          $237,332
                                                                     --------
                                                                     --------

(1)<F1>  Commencement of operations.

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                          JUNE 19, 2000(1)<F2>
                                                                   TO
                                                           SEPTEMBER 30, 2000
                                                           ------------------
OPERATIONS:
   Net investment loss                                         $   (1,579)
   Net realized loss on investments                                (6,226)
   Change in unrealized appreciation on investments               245,137
                                                               ----------
   Net increase in net assets from operations                     237,332
                                                               ----------

CAPITAL SHARE  TRANSACTIONS:
   Proceeds from shares sold                                    2,076,801
   Cost of shares redeemed                                       (100,000)
                                                               ----------
   Net increase in net assets from capital
     share transactions                                         1,976,801
                                                               ----------
TOTAL INCREASE IN NET ASSETS                                    2,214,133

NET ASSETS:
   Beginning of period                                            100,000
                                                               ----------
   End of period (including undistributed net
     investment income of $0)                                  $2,314,133
                                                               ----------
                                                               ----------

(1)<F2>  Commencement of operations.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                          JUNE 19, 2000(1)<F3>
                                                                   TO
                                                           SEPTEMBER 30, 2000
                                                           ------------------
PER SHARE DATA:
Net asset value, beginning of period                             $10.00
                                                                 ------
Income from investment operations:
   Net investment loss                                            (0.01)(2)<F4>
   Net realized and unrealized gain on investment                  1.97
                                                                 ------
   Total from investment operations                                1.96
                                                                 ------
Net asset value, end of period                                   $11.96
                                                                 ------
                                                                 ------

Total return                                                     19.60%(3)<F5>

Supplemental data and ratios:
   Net assets, end of period                                 $2,314,133

Ratio of expenses to average net assets:
   Before expense reimbursement                                  15.98%(4)<F6>
   After expense reimbursement                                    1.95%(4)<F6>

Ratio of net investment loss to average net assets:
   Before expense reimbursement                                (14.57)%(4)<F6>
   After expense reimbursement                                  (0.54)%(4)<F6>
Portfolio turnover rate                                          27.11%(3)<F5>

(1)<F3>   Commencement of operations.
(2)<F4> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F5>   Not annualized.
(4)<F6>   Annualized.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30,  2000

  NUMBER                                                              MARKET
OF SHARES                                                             VALUE
---------                                                             ------
             COMMON STOCKS - 98.0%+<F9>

             AEROSPACE - 10.9%+<F9>
       200   Alliant Techsystems Inc.*<F7>                          $   16,425
     1,380   The Boeing Company                                         86,940
       890   General Dynamics Corporation                               55,903
     1,450   Lockheed Martin Corporation                                47,792
       465   Northrop Grumman
               Corporation                                              42,257
       465   Orbital Sciences Corporation*<F7>                           3,894
                                                                    ----------
                                                                       253,211
                                                                    ----------

             EDUCATION - 14.2%+<F9>
     1,570   Apollo Group, Inc.*<F7>                                    62,604
     1,700   Career Education Corporation*<F7>                          75,650
     1,435   click2learn.com, Inc.*<F7>                                 21,077
       880   Corinthian Colleges, Inc.*<F7>                             51,920
       465   DeVry, Inc.*<F7>                                           17,496
     2,400   Education Management
               Corporation*<F7>                                         64,650
       345   Learning Tree
               International, Inc.*<F7>                                 16,431
     1,220   Sylvan Learning
               Systems, Inc.*<F7>                                       18,071
                                                                    ----------
                                                                       327,899
                                                                    ----------

             HEALTH CARE
               FACILITIES - 14.3%+<F9>
     2,910   Health Management
               Associates, Inc.*<F7>                                    60,564
     1,800   Province Healthcare Company*<F7>                           71,888
     2,915   Sunrise Assisted Living, Inc.                              63,219
     1,220   Tenet Healthcare Corporation*<F7>                          44,378
     1,060   Universal Health Services, Inc.                            90,763
                                                                    ----------
                                                                       330,812
                                                                    ----------

             LIFE INSURANCE - 6.4%+<F9>
       330   American General
               Corporation                                              25,740
       330   Jefferson-Pilot Corporation                                22,399
       750   Lincoln National Corporation                               36,094
     1,800   MetLife, Inc.*<F7>                                         47,137
       600   Torchmark Corporation                                      16,688
                                                                    ----------
                                                                       148,058
                                                                    ----------

             OIL & GAS EXPLORATION - 13.6%+<F9>
       460   Anadarko Petroleum
               Corporation                                              30,572
       895   Apache Corporation                                         52,917
     2,045   Cross Timbers Oil Company                                  39,238
       670   Devon Energy Corporation                                   40,300
     1,500   EOG Resources, Inc.                                        58,312
       465   Equitable Resources, Inc.                                  29,469
       780   Noble Affiliates, Inc.                                     28,957
       650   St. Mary Land &
               Exploration Company                                      14,991
       345   Stone Energy Corporation*<F7>                              18,975
                                                                    ----------
                                                                       313,731
                                                                    ----------

             OIL & GAS REFINING
               & MARKETING - 6.0%+<F9>
       575   Sunoco, Inc.                                               15,489
     1,675   Tesoro Petroleum Corporation                               16,645
     1,220   Tosco Corporation                                          38,049
       880   Ultramar Diamond
               Shamrock Corporation                                     22,330
     1,330   Valero Energy Corporation                                  46,799
                                                                    ----------
                                                                       139,312
                                                                    ----------

             PHARMACEUTICALS - 13.0%+<F9>
     1,220   Abbott Laboratories                                        58,026
       350   American Home
               Products Corporation                                     19,797
       345   Elan Corporation plc - ADR*<F7>                            18,889
       355   Eli Lilly and Company                                      28,799
     1,570   IVAX Corporation                                           72,220
     1,095   Pfizer Inc.                                                49,207
       460   SmithKline Beecham Plc                                     31,568
       355   Watson Pharmaceuticals, Inc.*<F7>                          23,031
                                                                    ----------
                                                                       301,537
                                                                    ----------

             SMALL CAP VALUE - 6.9%+<F9>
     1,100   The Earthgrains Company                                    20,281
     1,400   Extended Stay America, Inc.*<F7>                           18,550
     1,360   Precision Castparts Corp.                                  52,190
     1,000   Pulte Corporation                                          33,000
     1,100   Russell Corporation                                        17,463
       600   The Men's Wearhouse, Inc.*<F7>                             16,987
                                                                    ----------
                                                                       158,471
                                                                    ----------

             UNDERVALUED AND
               UNLOVED +<F10> - 12.7%+<F9>
     1,425   ACE Limited                                                55,931
     1,100   AmerUs Group Co.                                           28,325
     1,770   Hibernia Corporation                                       21,682
       900   Lennar Corporation                                         26,719
     1,425   NL Industries, Inc.                                        30,192
     2,015   Old Republic International
               Corporation                                              48,486
     1,215   Pinnacle West Capital
               Corporation                                              61,813
       880   V.F. Corporation                                           21,725
                                                                    ----------
                                                                       294,873
                                                                    ----------
             Total Common Stocks
               (Cost $2,022,767)                                     2,267,904
                                                                    ----------

PRINCIPAL
  AMOUNT
---------
             SHORT-TERM
               INVESTMENTS - 7.5%+<F9>
             VARIABLE DEMAND NOTES - 7.5%+<F9>
   $61,520   Firstar Bank, 6.3700%, #<F8>                               61,520
    12,060   Sara Lee Corporation,
               6.2200%, #<F8>                                           12,060
    47,451   Wisconsin Corporate Central
               Credit Union, 6.2900%, #<F8>                             47,451
    51,962   Wisconsin Electric Power
               Company, 6.2352%, #<F8>                                  51,962
                                                                    ----------
                                                                       172,993
                                                                    ----------
             Total Short-Term
               Investments
               (Cost $172,993)                                         172,993
                                                                    ----------
             TOTAL INVESTMENTS - 105.5%+<F9>
               (COST $2,195,760)                                     2,440,897
                                                                    ----------
                                                                    ----------

  *<F7>   Non-income producing security.
  #<F8>   Variable rate security.  The rates listed are as of 9/30/00.
  +<F9>   Calculated as a percentage of net assets.
 +<F10> To qualify as an "Undervalued & Unloved" security, six of the following seven criteria must be met: 1) Price to book ratio less than 2.0x; 2) S&P rating minimum of "B-"; 3) Cash to market capitalization ratio of at least 10%; 4) Indicated dividend yield of at least 3.0%; 5) Total long-term debt to market capitalization ratio of less than 50%; 6) Price to normalized earnings ratio less than 12.0x and 7) Price to cash flow ratio less than 80% of S&P 500 cash flow ratio.
    ADR   American Depository Receipts.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT
   ACCOUNTING POLICIES

   Leuthold Funds, Inc. (the "Company") was incorporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. Leuthold Select Industries Fund (the "Fund") is one of three series of the Company. The investment objective of the Fund is capital appreciation. The Fund commenced operations on June 19, 2000.

   During the period prior to commencement of Fund operations, the Investment Adviser reimbursed the Fund for organizational expenses of $18,519.

   The following is a summary of significant accounting policies consistently followed by the Fund.

   a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

   b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

   c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at September 30, 2000, reclassifications were recorded to decrease accumulated net investment loss by $1,579 and increase accumulated undistributed net realized loss on investments by $1,579.

   d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   e) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond.

2. CAPITAL SHARE  TRANSACTIONS

   Transactions in shares of the Fund were as follows:

                                                     JUNE 19, 2000
                                                           TO
                                                     SEPT. 30, 2000
                                                     --------------
   Shares sold                                          193,501
   Shares redeemed                                       (9,980)
                                                        -------
   Net increase                                         183,521
                                                        -------
                                                        -------

3. INVESTMENT  TRANSACTIONS

   Purchases and sales of investments, other than short-term investments, options and short positions, for the period ended September 30, 2000 were as follows:

          PURCHASES                        SALES
   -----------------------         ---------------------
      U.S.                            U.S.
   GOVERNMENT        OTHER         GOVERNMENT      OTHER
   ----------        -----         ----------      -----
       $0         $2,263,682           $0        $234,550

   At September 30, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

   Appreciation                      $272,357
   Depreciation                       (35,198)
                                     --------
   Net appreciation on
     investments                     $237,159
                                     --------
                                     --------

   At September 30, 2000, the cost of investments for federal income tax purposes was $2,203,738.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

   The Fund has entered into an Investment Advisory Agreement with Leuthold Weeden Capital Management, LLC. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

   The Investment Adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the annual rate of 1.95% of the net assets of the Fund, computed on a daily basis.

   Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

   For the year ended September 30, 2000, the Fund paid Weeden & Co., L.P., an affiliate of the Adviser $3,292 of brokerage commissions.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF LEUTHOLD FUNDS, INC.
AND THE SHAREHOLDERS OF THE LEUTHOLD SELECT INDUSTRIES FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Leuthold Select Industries Fund (one of the portfolios constituting the Leuthold Funds, Inc., a Maryland corporation) as of September 30, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Leuthold Select Industries Fund of the Leuthold Funds, Inc. as of September 30, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
November 2, 2000

(LEUTHOLD SELECT INDUSTRIES FUND LOGO)

INVESTMENT ADVISER:
  Leuthold Weeden Capital
    Management, LLC,  Minnesota

ADMINISTRATOR,  TRANSFER AGENT,
DIVIDEND PAYING AGENT,
SHAREHOLDER SERVICING AGENT:
  Firstar Mutual Fund Services, LLC,
    Wisconsin

CUSTODIAN:
  Firstar Bank, N.A., Ohio

COUNSEL:
  Foley & Lardner,  Wisconsin

INDEPENDENT PUBLIC ACCOUNTANTS:
  Arthur Andersen LLP,  Wisconsin

This report is authorized for distribution only when preceded or accompanied by a current prospectus.